EXECUTION COPY

AMENDMENT NO. 8 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 8 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of October 20, 2011, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the "SPV"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the "Originator"), and as servicer (in such capacity, the "Servicer"), the "Conduit Investors" from time to time party hereto, the "Committed Investors" from time to time party hereto, the "Managing Agents" from time to time party hereto, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMorgan Chase"), as the Administrative Agent for the Investors and as a Managing Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Originator, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer and Administration Agreement");

WHEREAS, the parties to the Transfer and Administration Agreement hereto have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment to the Transfer and Administration Agreement.  Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1.        The definition of "Commitment Termination Date" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

"Commitment Termination Date" means October 18, 2012, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

1.2.        The definition of "CP Rate" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

"CP Rate" means:

(i)            for any Conduit Investor in the Investor Group for which JPMorgan Chase is the Managing Agent, for any day during any Rate Period for any Portion of Investment, the JPMorgan CP Rate; or

(ii)           for any other Conduit Investor, for any Rate Period for any Portion of Investment, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) of interest or discount accruing on all Commercial Paper issued by such Conduit Investor during such Rate Period plus any and all applicable issuing and paying agent fees and commissions of placement agents and commercial paper dealers in respect of such Commercial Paper and other costs associated with funding small or odd-lot amounts; provided, however, that if the rate (or rates) as agreed between any such agent or dealer and such Conduit Investor is a discount rate (or rates), the "CP Rate" for such Conduit Investor for such Rate Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from the related Managing Agent's converting such discount rate (or rates) to an interest-bearing equivalent rate per annum. On the fifth Business Day of each calendar month, each Managing Agent shall calculate the CP Rate for the most recently ended Rate Period and shall notify the SPV and the Servicer of such CP Rate

1.3.         Section 1.1 of the Transfer and Administration Agreement is hereby amended by adding the following new definition of "JPMorgan CP Rate" in the appropriate alphabetical location:

"JPMorgan CP Rate" means, for any day for any Portion of Investment, a rate per annum equal to the thirty (30) day "London-Interbank Offered Rate" appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by JPMorgan Chase from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a Business Day, the immediately preceding Business Day.  In the event that such rate is not available on any day at such time for any reason, then the "JPMorgan CP Rate" for such day shall be the rate at which thirty (30) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of JPMorgan Chase in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if JPMorgan Chase is for any reason unable to determine the JPMorgan CP Rate in the foregoing manner or has determined in good faith that the JPMorgan CP Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining any Portion of Investment, the JPMorgan CP Rate for such day shall be the Base Rate.

1.4         Section 5.2(d) of the Transfer and Administration Agreement is hereby amended and restated as follows:

"(d)        In the case of an Investment, the Servicer shall have delivered to the Managing Agents the most recent Servicer Report due under Section 2.8 and the information set forth therein shall be true, complete and correct;"

Section 2.          Conditions Precedent.  This Amendment shall become effective and be deemed effective, as of the date first above written (the "Effective Date") upon the later to occur of (i) the date hereof and (ii) receipt by (A) the Agent of copies of this Amendment duly executed by each of the parties hereto and that certain Fee Letter of even date among the SPV and the Managing Agents duly executed by each of the parties thereto and (B) each Managing Agent from the SPV by wire transfer of immediately available funds to such accounts as may be specified in writing by such payee of all fees due and payable by the SPV on the date hereof pursuant to the Fee Letter referred to in clause (ii)(A).

Section 3.          Reference to and Effect on the Transfer and Administration Agreement.

3.1.        From and after the effective date hereof, each reference in the Transfer and Administration Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Transfer and Administration Agreement as amended hereby, and each reference to the Transfer and Administration Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Transfer and Administration Agreement shall mean and be a reference to the Transfer and Administration Agreement as amended hereby.

3.2.        The Transfer and Administration Agreement as amended hereby shall remain in full force and effect.

Section 4.          CHOICE OF LAW.  THIS AMENDMENT AND THE OBLIGATIONS HEREUNDER SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Section 5.          Execution of Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

Section 6.          Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,

as SPV

By:       /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,

as Originator and as Servicer

By:       /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By:       /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, a Managing Agent and a Committed Investor

By:       /s/ Corinna Mills

Name:  Corinna Mills

Title:    Executive Director

CHARIOT FUNDING LLC,

as a Conduit Investor

By:       JPMorgan Chase Bank, N.A.,

            its Attorney-in-Fact

By:       /s/ Corinna Mills

Name:  Corinna Mills

Title:    Executive Director

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent and a Committed Investor

By:       /s/ Christopher Haynes

Name:  Christopher Haynes

Title:    Vice President

VICTORY RECEIVABLES CORPORATION,

as a Conduit Investor

By:       /s/ David V. Angelis

Name:  David V. Angelis

Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as a Managing Agent

By:       /s/ Aditya Reddy

Name:  Aditya Reddy

Title:    Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as a Committed Investor

By:       /s/ Lawrence Elkins

Name:  Lawrence Elkins

Title:    Vice President